OTHER REVENUES (Tables)	12 Months Ended
Dec. 31, 2017
OTHER REVENUES
Schedule of other revenues

	Year ended December 31,
	2015	2016	2017	2017
	RMB	RMB	RMB	(Note2) USD
				Unaudited

Gain on disposal of subsidiaries	—	—	87,217	13,405
VAT refund	—	45,313	33,523	5,152
Sales of silver products	2,494	4,973	13,546	2,082
Sales of application services	8,122	28	6,475	995
Government grants and others	35,684	14,728	63,650	9,783
Awards from the Exchanges	38,005	90,528	—	—

Total	84,305	155,570	204,411	31,417